UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Amendment No. 1 to
FORM 8-K
AMENDED CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): November 27, 2006
CHAD Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

California	001-12214	34-1659805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21622 Plummer St., Chatsworth, California	91311

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818-882-0883
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     CHAD Therapeutics, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K to address the comments made by the Staff Accountant of the SEC in a letter dated November 30, 2006 to our Form 8-K dated November 29, 2006, and filed on November 29, 2006 (file no. 001-12214). The Company is filing this Amendment No. 1 to Form 8-K to file a revised version of the facing sheet to address the date of report, revise Item 4.01 to address the fact that there were no consultations with the Company’s new accountants up through the date of engagement pursuant to Item 304(a)(2) of Regulation S-K and to update Item 9.01. No other information contained in the Form 8-K is amended by this Amendment No. 1 to Form 8-K.
     All information contained in this Amendment No. 1 to Form 8-K is as of the original filing date of the Form 8-K dated November 29, 2006, and filed on November 29, 2006 and does not reflect any subsequent information or events other than as described above.
Item 4.01 Changes in Registrant’s Certifying Accountant.
On November 27, 2006, CHAD Therapeutics, Inc. (the “Company”) dismissed KPMG LLP as principal accountants for the Company. On November 27, 2006, the Company engaged Rose, Snyder & Jacobs (“Rose Snyder”) as its principal accountants. The Company’s dismissal of KPMG LLP and engagement of Rose, Snyder & Jacobs was approved by the Company’s Audit Committee.
KPMG LLP’s report on the Company’s financial statements for the two fiscal years ended March 31, 2006, and the subsequent interim period through November 27, 2006 did not contain any adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years ended March 31, 2006 and the subsequent interim period through November 27, 2006 (i) the Company had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference to the subject matter of the disagreements in connection with their report, and (ii) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
During the two most recent fiscal years ended March 31, 2006 and the subsequent interim period through November 27, 2006, neither the Company nor anyone on the Company’s behalf consulted Rose Snyder regarding either (i) the application of the accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
A letter provided by KPMG LLP is filed as exhibit 16.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

16.1	Letter dated November 29, 2006 from KPMG LLP to the United States Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD Therapeutics, Inc.
December 12, 2006	By:	Earl L. Yager
		Name:	Earl L. Yager
		Title:	Chief Executive Officer

CHAD Therapeutics, Inc.
December 12, 2006	By:	Tracy A. Kern
		Name:	Tracy A. Kern
		Title:	Chief Financial Officer